EXHIBIT 10.1
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                   SMALL BUSINESS CREDIT CENTER APPROVAL FORM
                       U.S. SIMPLY BUSINESS ADVANTAGE LINE

Banker:    Vicki Rogers                          From:    ANGELA JONES
Hogan ID:  VFR00                                 Fax #    888-858-4639
Phone #    303-683-2001                          Ref#            29385
Fax #      303-683-8995

DATE OF APPROVAL:          April 7, 1999


BORROWER:                COLORADO CERAMIC TILE
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      N        Amount:             $50,000
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               Opening Fee:        $0
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N= New         Annual Fees         $0
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R= Renewal     Initial Rate:       10.15%
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I= Increases   10.15% for ACH customers with US Bank DDA- Calculated
                 at 7.75% (WSJP) + 2.9% - .50%.
               10.65% for ACH customers with no US Bank DDA - Calculated at
                 7.75% (WSJP) + 2.9%.
               10.90% for customers with no ACH and have a US Bank DDA - Calc.
                 at 7.75% (WSJP) + 2.9% = .75% - .50%.
               11.40% for customers with no ACH and no US Bank DDA- Calculated at 7.75% (WSJP) + 2.9% =.75%.
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The Approved Advantage Line will replace the following CLI/AFS or SHAW account number:

           #   NA
         ----------------

This Approval form is confirmation of the terms for the new Advantage Line. If this loan is paying off an existing U.S. Bank loan the principal portion only will be paid off. The customer will be billed for the accrued interested owing on the existing loan.

Please allow 3-5 business days for the processing to take place. Customers cannot access their account until they receive a welcome letter (7-10 days) from U.S. Bank with the SHAW number, terms and instructions.

Bankers may call the Response Line at 1-800-315-9088 option 2 for question regarding procedures for the Advantage Line Product.

Customers should call the Access Line at 1-800-673-3555 or 651-244-7720 for advances, payments and questions.


     * DO NOT FAX BACK APPROVAL FORM. LOAN INFORMATION WILL BE SENT ONE BUSINESS DAY AFTER APPROVAL DATE TO THE NEW LOAN DEPARTMENT FOR BOOKING TO THE SHAW SYSTEM
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